INCOME TAXES - Reconciliation of Canadian statutory rate and the effective income tax rate (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Reconciliation of accounting profit multiplied by applicable tax rates
Income before income taxes	$ 499,019	$ 424,942
Tax rate (in percent)	26.50%	26.50%
Expected income taxes at the Canadian statutory tax rate of 26.5% (2019 - 26.5%)	$ 132,240	$ 112,610
Income distributed and taxable to unitholders	(57,791)	(59,966)
Net foreign rate differentials	(9,954)	(7,526)
Net change in provisions for uncertain tax positions	(784)	72
Net permanent differences	(115)	519
Net effect of change in tax rates	2,941	(1,678)
Withholding taxes and other	2,555	(1,364)
Total income tax expense	$ 69,092	$ 42,667